UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  August 9, 2005


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposition of Assets.

             On August 9, 2005, Nexen Inc. (Nexen) completed the disposition of conventional oil and gas properties in southeast Saskatchewan, northwest Saskatchewan, northeast British Columbia and the Alberta foothills for approximately Cdn$945 million before closing adjustments, as previously announced on July 4, 2005.

             The disposition was structured as four transactions involving the sale of the shares of the Nexen affiliated partnerships that owned the properties to arms length third parties as set forth below.

1. On July 11, 2005, Nexen sold 74,008 net acres of oil and gas properties with production of approximately 6,239 BOE/d in the Findley area, Alberta to Talisman Energy Inc. for cash proceeds of Cdn$150,000,000.

2. On August 2, 2005, Nexen sold 78,387 net acres of oil and gas properties with production of approximately 5,342 BOE/d located in the Hay River area, British Columbia to Harvest Energy Trust for cash proceeds of Cdn$260,000,000.

3. On August 4, 2005, Nexen sold 232,002 net acres of oil and gas properties with production of approximately 4,778 BOE/d located in northwest Saskatchewan to NuVista Energy Ltd. for cash proceeds of Cdn$205,000,000.

4. On August 9, 2005, Nexen sold 66,034 net acres of oil and gas properties with production of approximately 6,239 BOE/d located in southeast Saskatchewan to Starpoint Commercial Trust and Starpoint Energy Ltd. for cash proceeds of Cdn$330,000,000.

             There was no material relationship between Nexen and any purchaser outlined above, nor any respective director or officer of or associates of any purchaser. In all cases the purchase price and the nature of payment was determined by arms length negotiations between Nexen and the respective purchasers and were not determined in accordance with any set formula.

             The proceeds from the dispositions were used to pay down debt associated with the acquisition of assets located in the North Sea in December 2004.

             On July 4, 2005, Nexen Inc. issued the press release attached as
Exhibit 99.1 hereto.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

The following Exhibit is filed as part of this report:

             99.1     Press Release of Nexen Inc, dated July 4, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 15, 2005

                                          NEXEN INC.


                                          By: /s/ Rick C. Beingessner
                                              ---------------------------------
                                          Name:   Rick C. Beingessner
                                          Title:  Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

  99.1          Press Release of Nexen Inc, dated July 4, 2005